Exhibit 10.1

Fahn Kanne & Co.
Head Office
Levinstein Tower
23 Menachem Begin Road
Tel-Aviv 66184, ISRAEL
P.O.B. 36172, 61361

T +972 3 7106666
F +972 3 7106660
www.gtfk.co.il

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form F-l (No. 333-128028) of Ituran Location and Control Ltd. of our reports dated May 24, 2010 relating to the consolidated financial statements and the effectiveness of the internal control over financial reporting, included in this Annual Report on Form 20-F for the year ended December 31, 2009.

FAHN KANNE & CO.
Certified Public Accountants (Isr.)

Tel-Aviv, Israel
May 24, 2010

Certified Public Accountants
Fahn Kanne & Co. is the Israeli member firm of Grant Thornton International Ltd